Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events

Note 12 - Subsequent events

In December 2019, a novel strain of coronavirus was reported in Wuhan, China. On March 11, 2020, the World Health Organization categorized it as a pandemic. The COVID-19 outbreak is causing lockdowns, quarantines, travel restrictions, and closures of businesses and schools. The outbreak had resulted in a material adverse impact on the Company's financial position, operations and cash flows for fiscal year 2020. Based on the Company's operating results from January 1, 2020 through the date of this report, the Company expects a lower amount of revenue and net income during 2020.